SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No ___ )

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Filed by the Registrant

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Filed by a Party other than the Registrant

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

[     ]

Definitive Additional Materials

[     ]

Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ABLEAUCTIONS.COM INC.

Name of the Registrant as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

[ X ]

No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

Not Applicable

(2)

Aggregate number of securities to which transaction applies:

Not Applicable

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  Not Applicable

(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[     ]

Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

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Form, Schedule or Registration Statement No.:  Not Applicable

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ABLEAUCTIONS.COM, INC.

1963 Lougheed Highway

Coquitlam, British Columbia V3K 3T8

604-521-3369  Fax: 604-521-4911

May 15, 2004

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Ableauctions.com, Inc. (the “Company”) to be held at 11:00 a.m. (PST) on Tuesday, July 6, 2004, at 1000 - 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1S8.

In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities and will provide you with an opportunity to discuss matters of interest to you as a stockholder.

We sincerely hope that you will be able to attend our Annual Meeting.  However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail, or fax it to us to ensure that your shares are represented.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Ableauctions.com, Inc.

Very truly yours,

/s/ Abdul Ladha

ABDUL LADHA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

ABLEAUCTIONS.COM, INC.

_____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 6, 2004

______________________________________________________

To our Stockholders:

The Annual Meeting of Stockholders of Ableauctions.com, Inc. will be held at 11:00 a.m. (PST) on Tuesday, July 6, 2004, at 1000 - 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1S8 for the following purposes:

1.

To elect four directors, each to a one-year term;

2.

To ratify the selection of Cinnamon Jang Willoughby, Chartered Accountants, as the independent auditor for Ableauctions.com, Inc.;

3.

To amend the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 62,500,000 to 100,000,000;

4.

To approve the Ableauctions.com, Inc. 2002 Consultant Stock Plan; and

5.

To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on April 27, 2004 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Abdul Ladha

Abdul Ladha

President and CEO

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States, or by faxing it to us at (604) 521-4911.  Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

ABLEAUCTIONS.COM, INC.

1963 Lougheed Highway

Coquitlam, British Columbia, Canada

V3K 3T8

_______________________________________________________

PROXY STATEMENT

_______________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ableauctions.com, Inc. to be voted at our 2004 Annual Meeting of Stockholders to be held at 11:00 a.m. (PST) on Tuesday July 6, 2004.  Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to our Secretary, by submission of a proxy with a later date, or by voting in person at the meeting.  A written revocation may be delivered by facsimile at (604) 521-4911.  These proxy materials are being mailed to our stockholders on or about May 27, 2004.  All monetary information included in this Proxy Statement is stated in U.S. dollars.

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 is being mailed concurrently herewith to all stockholders of record at the close of business on April 27, 2004.  The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

VOTING SECURITIES

Only stockholders of record at the close of business on April 27, 2004 are entitled to vote at the Annual Meeting.  The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 55,426,065 shares.  Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  The holders of one third of the outstanding shares (18,475,355 shares) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting.  In accordance with applicable law, the election of directors shall be by a plurality of the votes cast, while the approval of all other proposals shall be by a majority of the votes cast.  Shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters.  For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares present and entitled to vote.

SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement.  Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names.  We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners.  In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Ableauctions.com, Inc.

Attn: Corporate Secretary

1963 Lougheed Highway,

Coquitlam, British Columbia, Canada, V3K 3T8

Telephone No.:  (604) 521-3369

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

PROPOSAL 1:

ELECTION OF DIRECTORS

Four directors are to be elected to our Board of Directors at the Annual Meeting.  Each director will hold office for a term of one-year or until his successor is elected and qualified.  The Board of Directors has nominated Abdul Ladha, Barrett Sleeman, Dr. David Vogt, and Michael Boyling to serve as directors.  All of the nominees currently serve on our Board of Directors.

Unless a stockholder indicates otherwise, each signed proxy will be voted for the election of these nominees.

Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

Nominees for Election

Abdul Ladha, Age 42

Abdul Ladha has been a director and our President, and Chief Executive Officer since August 24, 1999.  In January 2004 he also began serving as our Chief Financial Officer.  In addition, Mr. Ladha is President of our wholly owned subsidiaries.  Mr. Ladha holds an honors degree in Electrical Engineering and Mathematics from the University of British Columbia.  In 1985, he founded Dexton Enterprises Inc., a subsidiary of Dexton Technologies Corporation, which was a company engaged in developing and providing web-based business solutions to small to mid-size retail and business-to-business customers, marketing and selling personal computer hardware and network systems to corporate and retail customers, and computer training and after-sales upgrade and support services.  Mr. Ladha was President, Chief Executive Officer, and a director of Dexton Technologies Corporation from December 1994 to July 2001.  In 1997, Dexton Technologies Corporation acquired all of the issued and outstanding shares of Able Auctions (1991) Ltd., which it subsequently sold to Ableauctions.com, Inc. on August 24, 1999.

Mr. Ladha is the Executive Director of CITA – The Canadian Institute for Technological Advancement, a non-profit organization dedicated to developing Canada’s technological entrepreneurs sponsored by the University of British Columbia, Simon Fraser University, the World Trade Centre, Ernst & Young, and some 60 corporations and institutions.

Barrett E.G. Sleeman, Age 63

Barrett Sleeman, a director since August 1999, is a professional engineer. He has also been a director of Crystal Graphite Corporation, a graphite property development company, from February 1999 to February 2004, and the Chief Executive Officer of Helena Resources from October 2001 to the present.  From April 1997 to September 2001, he was a director of Dexton Technologies Corporation, a technology company.  From May 1988 to May 2000, he was a director and the President of Omicron Technologies Inc., whose focus is the acquisition, research and development, and marketing of leading edge technologies for the aerospace, telecommunications, defense, and consumer electronics industries, as well as Internet-based business concepts.  Mr. Sleeman also served as a director of Java Group Inc., an oil and gas company, from November 1997 to March 2000.  Mr. Sleeman was also President (October 1996 to October 1997) and a director (August 1996 to October 1997) of White Hawk Ventures Inc., and President (August 1995 to April 1997) and a director (March 1995 to January 1998) of International Bravo Resources Inc., both mining exploration companies.

Dr. David Vogt, Age 47

Dr. David Vogt, a director since April 2000, is a scientist and knowledge engineer.  An astronomer by training, he was Director of Observatories at the University of British Columbia in Canada from 1980 to 1992 before becoming Director of Science at Science World, Western Canada’s largest public science center.  With the development in 1993 of a “virtual science center” to support educational outreach, Dr. Vogt shifted his focus to explore the creation of knowledge using new media technologies.  Dr. Vogt is a founding executive of Brainium.com, an innovative online educational publishing company.  Brainium.com pioneers new media learning products for the kindergarten to Grade 12 market.  The award winning “Science Brainium”, located at www.brainium.com, is an online intermediate science resource currently reaching 7,000 schools internationally.  Dr. Vogt has been Vice President Business Development of Brainium Technologies Inc. since 1996.

Dr. Vogt combined undergraduate degrees in Physics and Astronomy and English Literature, earned in 1977 and 1978 from the University of British Columbia, into an interdisciplinary Ph.D. in information science and archaeoastronomy earned from Simon Fraser University in 1990.  Dr. Vogt was also founding director of the British Columbia Shad Valley Program, Chairman of the CBC’s Advisory Committee on Science and Technology, and a founding member of the SchoolNet National Advisory Board.

Dr. Vogt’s professional associations include membership on the Software and Information Industry Association Content Board and sub-committee on Distance Learning, a technology planning committee for Ronald McDonald Houses International, the Education Committee for the Vancouver Foundation, the British Columbia government’s Information Technology Advisory Board, and the Board for Science World.

Michael Boyling, Age 47

Mr. Boyling, a director since February 2001, is the President of Boyling, Feltham, Rogers & Associates Inc. (BFR), which is an insurance and financial services company based in Vancouver, British Columbia with offices in Edmonton, Alberta, Calgary, Alberta and Winnipeg, Manitoba.  BFR’s business focuses on providing insurance and financial services to high net worth individuals and medium sized companies.  Through his three-year tenure as director and President, BFR has grown from annual revenue of CDN$500,000 to annual revenue in excess of CDN$5,000,000.

Mr. Boyling served with the Canadian Military (Army) from the age of 17 to the age of 38.  Since his retirement from military service, he has been self-employed in the financial industry.

Mr. Boyling also owns West Coast Global Equity/Ventures Inc., an international consulting company whose main focus is international financing and investing.  He has worked as a consultant and broker with a foreign government and international construction companies arranging equity and debt financing.

Prior to starting his own businesses, Mr. Boyling was employed in the insurance and financial services industry with two international insurance companies where he occupied the positions of Regional and International Sales Manager.

The Board of Directors recommends a vote FOR each of the nominees as a director.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Board of Directors requests that stockholders ratify its selection of Cinnamon Jang Willoughby, Chartered Accountants, as our independent auditor for the 2004 fiscal year.  If the stockholders do not ratify the selection of Cinnamon Jang Willoughby, the Audit Committee of the Board of Directors will select another firm of chartered accountants.  Representatives of Cinnamon Jang Willoughby will be present at the meeting, and will be provided an opportunity to make a statement and to respond to appropriate questions.

The Board of Directors recommends a vote FOR the selection of Cinnamon Jang Willoughby, Chartered Accounts, as the Company’s independent auditor for the 2004 fiscal year.

Our Appointment of Cinnamon Jang Willoughby, Chartered Accountants as Auditor

On May 18, 2003, Morgan & Company, Chartered Accountants (the “Former Auditor”) were asked to resign as our independent auditor.  None of the Former Auditor’s reports for the year ended December 31, 2002 or thereafter contained an adverse opinion or disclaimer of opinion, however the report was modified as to the Company’s ability to continue as a going concern.  We engaged Cinnamon Jang Willoughby, Chartered Accountants as our independent auditor on May 18, 2003.  Our decision to change our auditor was approved by our Board of Directors.

During our fiscal year ended December 31, 2002 and through May 18, 2003, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Auditor would have caused it to make reference thereto in its report on the financial statements for such year.

On February 12, 2002, Shikaze Ralston Tam Kurozumi, Chartered Accountants (“SRTK”) resigned as our independent auditor.  None of SRTK’s reports for the year ended December 31, 2000 or thereafter contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle.  We engaged Morgan & Company, Chartered Accountants as our independent auditor on February 12, 2002.

During our fiscal year ended December 31, 2001 and through February 12, 2002, there were no disagreements with SRTK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SRTK would have caused it to make reference thereto in its report on the financial statements for such year.  Our decision to change auditor was approved by our Board of Directors.

Audit Fees

The following table sets forth fees billed to the Company by Cinnamon Jang Willoughby, Chartered Accountants during the fiscal year ended December 31, 2003 and Morgan & Company, Chartered Accountants during the fiscal year ended December 31, 2002 for: (i) services rendered for the audit of the Company’s annual financial statements and the review of its quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.  There were no fees paid for services rendered that were not audit or review or attest services.

December 31, 2003

December 31, 2002

(i)

Audit Fees

$  26,555

$ 35,307

(ii)

Audit Related Fees

$  7,587

$ 11,768

(iii)

Tax Fees

$         0

$         0

(iv)

All Other Fees

$         0

$         0

PROPOSAL 3:

TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 62,500,000 TO 100,000,000.

On April 23, 2004, the Board of Directors unanimously adopted and approved an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 62,500,000 to 100,000,000 shares.  We refer to the approved amendment in this discussion as the “Authorized Shares Amendment.”  A copy of the Authorized Shares Amendment is attached to this Proxy Statement as Attachment 1.  Currently, of the 62,500,000 shares of common stock authorized, 55,426,065 shares are issued and outstanding as of the record date.

The Authorized Shares Amendment will be implemented by filing Articles of Amendment (the “Amendment”) with the Secretary of State of Florida.  Once we file the Amendment, we will have 44,573,935 shares of authorized but unissued common stock available for issuance.

Reason for Amendment

The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with an acquisition or financing transaction and the issuance of shares in connection with stock splits or stock dividends, as well as for other corporate purposes.

The Authorized Shares Amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise.  As of the date of this Proxy Statement, our Articles of Incorporation and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Proposal/Advantages and Disadvantages

The Authorized Shares Amendment will permit our Board of Directors to issue shares of common stock in connection with various transactions, such as an acquisition or a financing transaction.  If the Authorized Shares Amendment is not approved, the Board would be required to either call a special stockholders’ meeting or wait for the regularly scheduled annual meeting of stockholders in order to obtain approval for each proposed issuance.  This would impede the ability of the Board of Directors to act quickly and would greatly increase the costs of doing business.

On the other hand, the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Ableauctions or the Board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management.  Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Florida law with respect to a merger or other business combination involving Ableauctions.

Limitations on the Adoption of the Authorized Shares Amendment

Under the rules of the American Stock Exchange, we are not permitted to create a new class of security that votes at a higher rate than an existing class of securities or take any other action that has the effect of restricting or reducing the voting rights of an existing class of securities.  The additional shares of common stock would not restrict or reduce the voting rights of an existing class of securities.

Section 607.1003 of the Florida Business Corporation Act

Section 607.1003 of the Florida Business Corporation Act permits the amendment of a corporation’s articles of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as it is approved by the holders of at least a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights.

Effective Date

The Authorized Shares Amendment will become effective upon the filing of the Amendment with the Florida Secretary of State.  If this proposal is approved, we intend to file the Authorized Shares Amendment immediately following the Annual Meeting of Stockholders.

The Board of Directors recommends a vote FOR the increase in the authorized number of shares of common stock.

PROPOSAL 4:

APPROVAL OF THE ABLEAUCTIONS.COM, INC 2002 CONSULTANT STOCK PLAN

The following discussion is qualified in its entirety by the terms and provisions of the Ableauctions.com, Inc. 2002 Consultant Stock Plan (the “Consultant Plan”).  A copy of the Consultant Plan is attached to this Proxy Statement as Attachment 2.

Our Board of Directors approved the Consultant Plan on October 11, 2002.  The purpose of the Consultant Plan is to help us obtain the services of consultants by providing them with an opportunity to become owners of our common stock.  We use consultants for a variety of different projects, particularly in the areas of technology development and implementation and business expansion.  Using consultants helps us keep our overhead down, while compensating them with our securities helps us to conserve our cash.  None of our employees, including our officers and directors, receive awards from the Consultant Plan.  The number of consultants that could potentially receive awards from the Consultant Plan is unlimited.

The term of the Consultant Plan is 10 years.  Pursuant to the Consultant Plan, eligible persons may receive awards of non-qualified options or common stock.

The Consultant Plan may be administered by the Company’s Board of Directors or by a committee made up of two or more non-employee directors.  Currently the Consultant Plan is administered by the Board of Directors.  In administering the Consultant Plan, the Board of Directors may construe and interpret the Consultant Plan, define terms, prescribe, amend and rescind rules related to the Consultant Plan, determine who receives awards, and decide the timing of grants, the number of shares included in any grant, the exercise price, the duration of an option and any vesting conditions.  The Board of Directors may amend the Consultant Plan only with the approval of our shareholders.

We had originally reserved 16,000,000 shares of our common stock for grants to be made under the Consultant Plan, and to date total awards of 15,920,000 shares have been made.  Of that amount, 2,450,000 are currently outstanding (all other awards have been exercised, lapsed or terminated).  On April 22, 2004 our Board of Directors approved an increase in the number of shares to be reserved to 25,000,000 shares.  Assuming that the Consultant Plan is approved by the shareholders as requested (with an increase in the number of shares available for awards from 16,000,000 shares to 25,000,000 shares), there will be 9,080,000 shares available for future awards.

Due to the volatility of the stock market, and the risk inherent in taking securities rather than cash as compensation, the Consultant Plan allows the Board to fix the price of the stock or the exercise price of the option at any price so long as it is not lower than 85% of the fair market value of our common stock.  The Board of Directors sets the term of each option, but no option may have a term that exceeds 10 years.  The Board of Directors may set vesting or performance conditions in conjunction with an award of stock or an option grant.  The option exercise price may be paid in cash or, if reserved in the award agreement, by transferring to us shares of our common stock, by relinquishing the right to acquire our common stock or by giving us a full recourse promissory note.  To date, no award agreements has reserved any method for payment of the exercise price other than cash.

As of April 27, 2004, there were 80,000 shares of stock available to be granted from the Consultant Plan.  The fair market value of the shares was $0.83 per share or $66,400.   If the plan is approved by the shareholders, there will be 9,080,000 shares available for grant with a fair market value on April 27, 2004 of $7,536,400.

A recipient will not recognize any taxable income at the time an option is granted from the Consultant Plan.  However, upon exercise of the option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price.  The included amount will be treated as ordinary income by the recipient and may be subject to withholding.  Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

There is no tax consequence to us as a result of either the grant or the vesting of stock options granted from the Consultant Plan.

BOARD AND COMMITTEE MEETINGS

During 2003, the Board of Directors held 30 telephone meetings and all directors were present at each such meeting.  During 2003, the Board of Directors also acted by written consent in lieu of holding meetings.

COMPENSATION OF THE BOARD OF DIRECTORS

Our directors did not receive any cash compensation for their services during the last fiscal year.  In his capacity as an officer, Mr. Ladha received an option to purchase 1,000,000 shares of our common stock (see the section titled, “Executive Compensation) while Dr. Vogt and Messrs. Sleeman and Boyling each received an option to purchase 200,000 shares for their services as directors.  The options were granted at an exercise price of $0.08 per share, the fair market value on the date of grant.

Each director is eligible to participate in the 1999 Plan and in the Ableauctions.com, Inc. 2002 Stock Option Plan for Directors (the “Directors’ Plan”).  Grants of options from both the 1999 Plan and the Directors’ Plan are discretionary and are subject to the approval of the Board of Directors.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members.  Any stockholder may send a communication to any member of the Board of Directors, in care of our address or in care of the address shown in the table of beneficial ownership set forth on page 9.  If a communication is sent to our address, we will forward any such communication to the Board member.  If the stockholder would like the communication to be confidential, it should be so marked.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

Each of the members of the Board of Directors will be required to attend the Annual Meeting of our stockholders.  All members of the Board of Directors attended the previous Annual Meeting.

REPORT ON COMMITTEES

The Board of Directors has one standing committee, which is the Audit Committee.  Information regarding the functions of the Audit Committee, its present membership and the number of meetings held by the Audit Committee during the 2003 fiscal year is described below.

Audit Committee.  The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit our books and records annually, to discuss with the independent auditors and internal auditors the scope and results of any audit, to review and approve any nonaudit services performed by our independent auditing firm, and to review certain related party transactions.  The members of the Audit Committee are Messrs Barrett Sleeman, David Vogt and Michael Boyling.  The Audit Committee met four times in the year 2003.

The Audit Committee is currently composed of three directors who are independent directors as defined under Rule 121 of the American Stock Exchange.  The Audit Committee operates under a written charter adopted by the Board of Directors.  We do not believe that any of the members of the Audit Committee would qualify as an “Audit Committee Financial Expert” as defined by Item 401 of Regulation SB promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934.  However, we are in compliance with section 121 of the Rules of the American Stock Exchange, which requires that at least one member of our Audit Committee is financially sophisticated.  We believe that Mr. Michael Boyling, as Chief Executive Officer of Boyling, Feltham, Rogers & Associates Inc., meets the criteria of financial sophistication.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors.  Management is responsible for our financial statements and the financial reporting process, including the system of internal controls.  The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.  In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended December 31, 2003.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

The Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2003 fiscal year for filing with the Securities and Exchange Commission.  The Audit Committee has also recommended the selection of our independent auditors for the fiscal year ending December 31, 2004.

Members of the Audit Committee

/s/Barrett Sleeman

/s/Dr. David Vogt

/s/Michael Boyling

NOMINATION OF DIRECTORS

We do not have, nor are we required by the rules of the American Stock Exchange to have, a standing nominating or compensation committee.  Our Board of Directors is made up of four members, three of whom are deemed to be “independent”, as that term is defined in the rules of the American Stock Exchange.  Nominees to the Board of Directors were selected and approved by our three independent Board members, Barrett Sleeman, Dr. David Vogt and Michael Boyling.

The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders.  The Board of Directors has made no determination as to whether or not such a policy should be adopted.  The Board of Directors will consider candidates recommended by stockholders.  Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Proxy Statement in the section titled “Stockholder Proposals”.

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

•

Minimum, relevant employment experience;

•

Familiarity with generally accepted accounting principles and the preparation of financial statements;

•

Post secondary education or professional license;

•

Previous experience as a Board member of an operating company;

•

The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Business Conduct and Ethics.

Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board.  To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically.  Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we don’t have a stated minimum criteria for nominees.  The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders.  To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of Ableauctions.  Each nominee to our Board of Directors expressed a willingness to serve during the 2004 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 27, 2004, regarding the beneficial ownership of our common stock by any person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by directors and executive officers, and by all of our directors and executive officers as a group.

Name and Address	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class(1)
The Ladha (1999) Family Trust, +5% stockholder (2) Vallis Building, P.O. Box H.M. 247 Hamilton, HM AX, Bermuda	3,531,875	6.37%

Abdul Ladha, Director and Executive Officer 7797 Jensen Place Burnaby, B.C., Canada, V5A 2A7	1,262,475(3)	2.23%

Barrett Sleeman, Director P.O. Box 18111 2225 West 41st Avenue Vancouver, B.C., Canada, V6M 4L3	307,200(4)	*

Dr. David Vogt, Director 3771 West 15th Avenue Vancouver, B.C., Canada, V6R 2Z7	307,200(4)	*

Michael Boyling 95 – 5900 Ferry Road Ladner, B.C. V4K 5C3	307,200(4)	*

All current directors and executive officers as a group (4 persons)	(6)	2.23%

_________________________

*

Represents less than 1%.

(1)

Based on an aggregate of 55,426,065 shares outstanding as of April 27, 2004.  Where a named person holds options or warrants to purchase shares of our common stock, the number of shares that may be issued under those options or warrants are added to the figure 55,426,065 to calculate the percentage held by that person.

(2)

Abdul Ladha, President of the Company, is a beneficiary of the Ladha (1999) Family Trust.  Hamilton Trust Company Limited is the trustee of the Ladha (1999) Family Trust, and disclaims beneficial ownership of the 3,531,875 shares held by the Ladha (1999) Family Trust.

(3)

Consists of options exercisable to acquire 1,262,475 shares of common stock.

(4)

Consists of options exercisable to acquire 300,000 shares of common stock.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder of our common stock, or any associate or any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission.  Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements with the exception of the following:  (i) Abdul Ladha was untimely in filing two Form 4s.  Each Form 4 reported the grant of an option.  (ii) Barrett Sleeman, David Vogt and Michael Boyling were each untimely in filing three Form 4s.  One report disclosed a stock grant.  The remaining two reports disclosed option grants.  (iii) Nailin Esmail, our Chief Financial Officer during the 2003 fiscal year, was untimely in filing her Form 3 and one Form 4.  The Form 4 disclosed an option grant. (iv) During the 2003 fiscal year The Ladha (1999) Family Trust was late in filing Form 4s for sales of our common stock made in May 2003 and June 2003 and for sales of our common stock made in September 2003.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below shows, for the last three fiscal years, compensation paid or accrued to our chief executive officer and the four most highly paid executive officers serving at fiscal year end whose total compensation exceeded $100,000.  These officers are referred to as the “named executive officers.”  Because the officers were paid in Canadian dollars, we have converted the compensation to US dollars using the conversion ratio of 1 USD = 1.33420 CAD.

Summary Compensation Table
	Annual Compensation				Long Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year Ended (1)	Salary (US$)	Bonus (US$)	Other Annual Compen-sation (US$)	Securities under Option/SAR Granted (#)	Restricted Shares or Restricted Share Units (US$)	LTIP Payouts (US$)	All Other Compen- sation(2)

ABDUL LADHA(3) President and CEO	2003 2002 2001	71,054 144,309 Nil	Nil Nil Nil	Nil Nil 154,949	1,000,000(8) 500,000(8) Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
JEREMY DODD(4) Secretary-Treasurer and Chief Operating Officer	2002 2001	87,500 96,843	Nil Nil	Nil Nil	100,000 Nil	Nil Nil	Nil Nil	Nil 11,622

RANDY EHLI(5) Director & President of Subsidiary	2002 2001	110,004 110,004	Nil Nil	Nil Nil	300,000 Nil	75,000 Nil	Nil Nil	12,000 12,000

BRETT JOHHSTON(6) Vice-President, California Operations and Secretary of Subsidiary	2002 2001	83,328 124,992	Nil Nil	Nil Nil	Nil Nil	50,000 Nil	Nil Nil	Nil Nil

JULIAN ELLISON(7) CEO and Director of Auction House Services, iCollector Subsidiary	2002	102,398	Nil	Nil	Nil	Nil	Nil	Nil

(1)

Year ended December 31.

(2)

Car allowance.

(3)

President and CEO from August 24, 1999 to present.

(4)

Secretary-Treasurer and Chief Operation Officer from August 24, 1999 to August 2002.

(5)

Director, Vice-President of subsidiary from March 12, 2001 to present and Vice-President, Northwest Auctions of subsidiary from May 16, 2000 to Jan 1, 2003.

(6)

Vice-President, California Operations of subsidiary from March 29, 2001 to present and Secretary of subsidiary from July 26, 2000 to July 2002.

(7)

CEO and Director of Auction House Services, iCollector.  Resigned November 27, 2002.

(8)

These options were granted to Mr. Ladha from the Ableauctions.com, Inc. 2002 Stock Option Plan for Directors in conjunction with the services they rendered as directors.

Option Grants in the Last Fiscal Year

During the fiscal year ended December 31, 2003, we granted the following stock options to our executive officers:

Option/SAR Grants for Last Fiscal Year-Individual Grants(1)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date
Abdul Ladha Nailin Esmail	1,000,000 150,000	57.14% 8.57%	$0.08 $0.25	2008 2006

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	# of Securities Underlying Unexercised Options Excersiable/ Unexcersiable	Value of Unexercised- In-the-money Options Excersiable/ Unexcersiable
Abdul Ladha	50,000	$27,200	450,000/0	$971,500/0

Certain Relationships and Related Transactions

During the year ended December 31, 2003, the following related party transactions occurred:

Before acquiring Rapidfusion Technologies Inc., we obtained services from Rapidfusion, a company formerly controlled by our President and Chief Executive Officer in his capacity as the President and Chief Executive Officer of Dexton Technologies, Inc., to maintain, develop and support our technology and our iCollector operations.  In the fiscal year ended December 31, 2003, we paid Rapidfusion Technologies Inc. the sum of approximately $ 63,848.

We lease an 8,000 square foot showroom and office at 1963 Lougheed Highway, Coquitlam, British Columbia and a 9,000 square foot showroom and office at 3112 Boundary Road, Burnaby, British Columbia.  The monthly payments are $3,300 and $3,747 respectively.  The landlord is Derango Resources Inc., a private company wholly-owned by Hanifa Ladha, who is the wife of our President, Abdul Ladha.  The rent payments are below market, as verified independently by Burgess Austin valuators.  In total, we paid $ 72,335 in rent to Derango Resources Inc. during the fiscal year ended December 31, 2003.

On August 12, 2002, we entered into a joint venture with three of our Directors, Abdul Ladha, Randy Ehli and Michael Boyling, to acquire approximately $345,000 of fine crystal and china from a bankruptcy estate.  In forming the joint venture, Ableauctions, Abdul Ladha and Randy Ehli paid identical capital contributions and each received 27% of the venture’s net profits.  Michael Boyling received 19% of the venture’s net profits.  In January 2003, we bought out Randy Ehli’s interest for $60,000 and we now hold a 54% interest in the joint venture.  Abdul Ladha and Michael Boyling currently hold a 27% interest and a 19% interest, respectively, in the joint venture.  Net profits are defined as gross revenue less costs associated with liquidation (marketing, advertising, commission, auction fees, mall rent) less a 15% overhead fee paid to us for handling the inventory.

On October 11, 2002, we assigned a $285,000 receivable to Abdul Ladha, our President and CEO, who in turn, reassigned it and secured a loan against it from the Canadian Imperial Bank of Commerce in order to reduce debt and immediately inject capital into Ableauctions.

In 2002, we borrowed funds from a $1 million line of credit made available to us by our President and CEO.  The line of credit is secured by our assets and those of our subsidiaries.  As of December 31, 2002, the amount of the loan was $199,679.  As of December 31, 2003, the amount of the loan was $0.

STOCKHOLDER PROPOSALS

Under Rule 14a-8 of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year’s Proxy Statement must be directed to the Corporate Secretary at Ableauctions.com, Inc., 1963 Lougheed Highway, Coquitlam, British Columbia, Canada, V3K 3T8, and must be received by February 1, 2005.  Any stockholder proposal for next year’s annual meeting submitted after February 1, 2005 will not be considered filed on a timely basis.  For proposals that are not timely filed, we retain discretion to vote proxies we receive.  For proposals that are timely filed, we retain discretion to vote proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

OTHER MATTERS

We are not aware of any other business to be acted on at the meeting.  If other business requiring a vote of the stockholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

ATTACHMENT 1

AUTHORIZED SHARES AMENDMENT

AUTHORIZED SHARES AMENDMENT

STATE of FLORIDA

ARTICLES OF AMENDMENT of

ABLEAUCTIONS.COM, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, ABLEAUCTIONS.COM, INC., a Florida corporation (the “Corporation”) DOES HEREBY CERTIFY AND ADOPT THESE ARTICLES OF AMENDMENT:

FIRST:  The name of the Corporation is ABLEAUCTIONS.COM, INC.

SECOND:  The Articles of Incorporation of this Corporation are amended by changed ARTICLE IV so that, as amended, said ARTICLE IV shall read as follows:

ARTICLE IV:  The capital stock of the Corporation shall consist of One Hundred Million (100,000,000) shares of common stock, with a par value of $0.001 per share.

THIRD:  The amendment was adopted on July 6, 2004.

FOURTH:  The number of votes cast for the amendment by the shareholders was sufficient for approval of the amendment.  Shareholders of the Corporation holding common shares constituting approximately ____% of the issued and outstanding shares of the Corporation, acting at an Annual Meeting of the Corporation’s shareholders, duly authorized and adopted this amendment to the Articles of Incorporation of the Corporation.

FIFTH:  The amendment was duly adopted in accordance with the provisions of Section 607.1003 of the Florida Business Corporation Act.

Dated this _____ day of July 2004.

Abdul Ladha, President

ATTACHMENT 2

ABLEAUCTIONS.COM, INC. 2002 CONSULTANT STOCK PLAN

ABLEAUCTIONS.COM, INC.

2002 CONSULTANT STOCK PLAN

(As amended on April 22, 2004)

Ableauctions.com, Inc., a corporation organized under the laws of the State of Florida, hereby adopts this 2002 Consultant Stock Plan, as amended.

PURPOSE OF PLAN

WHEREAS, the purpose of this 2002 Consultant Stock Plan is to advance the interests of the Ableauctions.com, Inc. by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of Ableauctions.com, Inc.

TERMS AND CONDITIONS OF PLAN

1.

DEFINITIONS.

Set forth below are definitions of capitalized terms which are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

(a)

Affiliate - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

(b)

Award - The term "Award" is collectively and severally defined as any Options or Award Shares granted under this Plan.

(c)

Award Shares - The term "Award Shares" is defined as shares of Common Stock granted by the Plan Committee in accordance with Section 6 of this Plan.

(d)

Board - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

(e)

Common Stock - The term "Common Stock" is defined as the Company's common stock, par value $.001.

(f)

Company - The term "Company" is defined as Ableauctions.com, Inc.

(g)

Disposed - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants an option, warrant, or right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient on the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by an Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by an Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

(h)

Eligible Person - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital.

(i)

Fair Market Value - The term "Fair Market Value" means the fair market value as of the applicable valuation date of the Option Shares, Award Shares, or other shares of Common Stock, as the case may be, to be valued (the "Subject Shares"), determined in accordance with the following principles:

(i)

If the Common Stock is traded on a stock exchange on the date in question, then the Fair Market Value of the Subject Shares will be equal to the closing bid price of Common Stock on the principal exchange on which the Common Stock is then trading, or, if Common Stock is not traded on such date, then on the next preceding trading day during which a sale occurred;

(ii)

If the Common Stock is traded over-the-counter on the Nasdaq National Market System on the date in question, then the Fair Market Value of the Subject Shares will equal (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and asked price (in all other cases) for the Common Stock on such date as reported by Nasdaq or such successor quotation system;

(iii)

If the Common Stock is traded over-the-counter on Nasdaq (other than on the Nasdaq National Market System) on the date in question, then the Fair Market Value of the Subject Shares will equal the mean between the closing representative bid and asked price (in all other cases) for the Common Stock on such date as reported by Nasdaq;

(iv)

If the Common Stock is not publicly traded on an exchange and is not quoted on the Nasdaq or a successor quotation system, then the Fair Market Value shall be determined by the Board acting in good faith on such basis as it deems appropriate;

(v)

If the Subject Shares are unregistered securities (and thus are considered "restricted stock" within the meaning of Section 144 of the Securities Act), or if the Subject Shares are subject to conditions, risk of forfeiture, or repurchase rights or rights of first refusal which impair its value including, without limitation, those conditions more particularly described in Section 7, then the Fair Market Value of the Subject Shares shall be subject to such discount to reflect such impairments to value as the Plan Committee may, in its sole discretion and without obligation to do so, determine to be appropriate; and

(vi)

Anything in Subsections (i) through (v) above to the contrary, in no circumstances shall the Fair Market Value of the Subject Shares be less than its par value.

(j)

Issued Shares - The term "Issued Shares" is defined as shares of Common Stock issued pursuant to the terms of this Plan.

(k)

Option - The term "Option" is defined as an option to purchase Common Stock granted by the Plan Committee pursuant to the terms of the Plan and, in particular, the terms of Section 5 of the Plan.

(l)

Option Price - The term "Option Price" is defined in Section 5(b) of this Plan.

(m)

Option Shares - The term "Option Shares" is defined as the shares of Common Stock which an Option entitles the holder thereof to purchase.

(n)

Person - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

(o)

Plan - The term "Plan" is defined as this 2002 Consultant Stock Plan.

(p)

Plan Committee - The term "Plan Committee" is defined as that Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

(q)

Restricted Shares - The term "Restricted Shares" is defined as Option Shares or Award Shares, as the case may be, that are subject to restrictions as more particularly set forth in Section 7 of this Plan.

(r)

Recipient - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

(s)

Securities Act - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

2.

TERM OF PLAN.

This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective.  No grants of Options shall be made under this Plan before the date this Plan becomes effective or after the date this Plan terminates; provided, however, that (i) all Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and (ii) all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

3.

PLAN ADMINISTRATION.

(a)

Plan Committee.

(i)

The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board; provided, however, no member of the Board who may serve as a member of the Plan Committee if such person serves or served as a member of the plan committee with respect to any plan (other than this Plan) of the Company or its Affiliates which plan was or is established to comply with the provisions of Rule 16b-3(c)(2)(i) to the Securities and Exchange Act of 1934, as amended (i.e., pertaining to the establishment of so-called "Section 16b-3 Plans"), and, by reason of such person's proposed service as a member of the Plan Committee, such person would not be considered a "disinterested" person within the meaning of said Rule with respect to such other plan.

(ii)

Members of the Plan Committee may resign at any time by delivering written notice to the Board.  Vacancies in the Plan Committee shall be filled by the Board.  The Plan Committee shall act by a majority of its members in office.  The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee.

(iii)

If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

(b)

Eligibility of Plan Committee Members to Receive Awards.  While serving on the Plan Committee, such members shall not be eligible for selection as Eligible Persons to whom an Award may be granted under the Plan.

(c)

Power to Make Awards.  The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

(i)

Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

(ii)

Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

(iii)

Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate and necessary including, without limitation, the term of Options and any vesting conditions attached thereto, and any vesting and repurchase conditions described in Sections 3 or 7 placed upon grants of Option Shares or Award Shares;

(iv)

Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

(v)

Delegate all or a portion of its authority under subsections (i) through (iii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

(d)

Interpretation Of Plan.  The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan.  The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, the restrictions and conditions placed upon Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated.  All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons.  No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

(e)

Compensation; Advisors.  Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board.  All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company.  The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company.  The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

4.

STOCK POOL.

(a)

Maximum Number of Shares Authorized Under Plan.  Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock.  The aggregate maximum number of shares of Common Stock which may be issued in exercise of Options or as a grant of Award Shares, as the case may be, shall not exceed Twenty-Five Million (25,000,000) shares of Common Stock (the "Stock Pool"); provided, however, that such number shall be increased by the following:

(i)

Any shares of Common Stock tendered by a Recipient as payment for Option Shares or Award Shares;

(ii)

Any rights to shares of Common Stock surrendered by a Recipient as payment for Option Shares or Award Shares;

(iii)

Any shares of Common Stock subject to an Option which for any reason is terminated unexercised or expires; and

(iv)

Any Restricted Shares which are granted as Option Shares or Award Shares, and are subsequently forfeited by the holders thereof.

(b)

Calculating Shares Available For Awards.  For purposes of calculating the maximum number of shares of Common Stock in the Stock Pool which may be issued under the Plan, the following rules shall apply:

(i)

When Options are exercised, and when cash is used as full payment for shares issued upon exercise of such Options, all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted;

(ii)

When Options are exercised, and when shares of Common Stock are used as full or partial payment for shares issued upon exercise of such Options, if permitted by the Plan Committee, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted; and

(iii)

When Award Shares are granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.

(c)

Date of Award.  The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

5.

OPTIONS (TO PURCHASE OPTION SHARES).

(a)

Grant.  The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more options to purchase for cash or shares the number of shares of Common Stock ("Options") allotted by the Plan Committee; provided, however, no Option shall be granted to any Eligible Person who is a member of the Plan Committee.  The grant of an Option shall be evidenced by either a written consulting agreement or a written option certificate separate from such agreement, executed by the Company and the Recipient, stating the number of shares of Common Stock subject to the Option, and stating all terms and conditions of such Option.

(b)

Option Price.  The purchase price per Option Share deliverable upon the exercise of an Option (the "Option Price") shall be such price as may be determined by the Plan Committee; provided, however, the Option Price may not be less than the eighty five percent (85%) of Fair Market Value of the underlying Option Shares as of the date of the grant of the Option.

(c)

Option Term; Expiration.  The term of each Option shall commence at the grant date for such Option as determined by the Plan Committee, and shall expire, unless an earlier expiration date is expressly provided in the underlying consulting agreement or separate option certificate or another Section of this Plan, on the first business day prior to the ten (10) year anniversary of the date of grant thereof.

(d)

Exercise Date.  Unless a later exercise date is expressly provided in the underlying consulting agreement or option certificate or another Section of the Plan, each Option shall become exercisable on the date of its grant as determined by the Plan Committee.  No Option shall be exercisable after the expiration of its applicable term.  Subject to the foregoing, each Option shall be exercisable in whole or in part during its applicable term unless expressly provided otherwise in the underlying consulting agreement or option certificate.

(e)

Vesting Provisions.  The Plan Committee may, in its sole discretion, subject Options granted to Recipients to such vesting conditions pertaining to continued provision of consulting services to the Company or any Affiliate or the attainment of goals as the Plan Committee, in its sole discretion, determines are appropriate; provided, however, in no case shall any Option provide for the vesting of Option Shares for a period of time which exceeds five (5) years from date of grant of the Option, or on a cumulative incremental percentage basis which is less than twenty percent (20%) per year.  If no vesting is expressly provided in the underlying consulting agreement or separate option certificate, the Option shares shall be deemed fully vested upon date of grant.

(f)

Manner of Exercise and Payment.  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary of the Company at his or her office at the Company prior to the time when such Option or such portion becomes unexercisable under this Section 5:

(i)

Notice in writing signed by the Recipient or other Person then entitled to exercise the Option or portion thereof stating that such Option or portion is exercised, such notice complying with the procedures set forth in the applicable consulting agreement or option certificate which governs the exercise of the Option, and any other applicable rules established by the Plan Committee.

(ii)

Full payment for the shares with respect to which such Option or portion is thereby exercised as follows (or any combination of the following):

(1)

In good funds (in U.S. dollars) by cash or by check; and/or

(2)

If expressly permitted in the underlying consulting agreement or option certificate, or otherwise consented to by the Plan Committee in writing:

(A)

Shares of Common Stock owned by the Recipient duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the Option Shares with respect to which the Option or portion is thereby exercised;

(B)

The surrender or relinquishment of rights to acquire Common Stock owned by the Recipient with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the Option Shares with respect to which the Option or portion is thereby exercised; or

(C)

A full recourse promissory note bearing interest (not less than a rate as shall then preclude the imputation of interest under the Internal Revenue Code of 1986, as amended) and payable upon such terms as may be prescribed by the Plan Committee.  The Plan Committee may also prescribe the form of such note and the security to be given for such note.  Provided, however, no Option may be exercised by delivery of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "Margin Stock" if the Company and the Recipient are then subject to such Regulation.

(iii)

Such representations and documents as the Plan Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.  The Plan Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on a share certificates and issuing stop-transfer orders to transfer agents and registrars.

(iv)

In the event that the Option or portion thereof shall be exercised by any Person other than the Recipient, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(g)

Non-Assignability.  Except as expressly provided in the underlying consulting agreement or option certificate, Options may not be Disposed by the Recipient, nor exercised by any Person other than the Recipient, without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such Options shall, upon the Disposition or exercise of such Option without the Company's prior written consent, terminate and be null and void ab initio and of no further force and effect.

(h)

No Stockholder Rights.  The Recipient shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to the Option Shares unless and until all conditions for exercise of the Option and the issuance of certificates for the Option Shares shall be satisfied, at which time the Recipient shall become a stockholder of the Company with respect to the Option Shares and as such shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Option Shares.

6.

AWARD SHARES.

(a)

Grant.  The Plan Committee may from time to time, and subject to the provision of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee.  The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

(b)

Purchase Price and Manner of Payment.  The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

(i)

as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant;

(ii)

as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than seventy-five percent (75%) of the Fair Market Value of such Award Shares on the date of grant; or

(iii)

in consideration for the payment of a purchase price for such Award Shares in an amount established by the Plan Committee, which purchase price may not be less than eighty-five percent (85%) of the Fair Market Value of such Award Shares as of the date of grant of such purchase right.

7.

RESTRICTED SHARES.

(a)

Vesting Conditions; Forfeiture of Unvested Shares.  The Plan Committee may subject or condition the grant of Issued Shares (hereinafter referred to as "Restricted Shares") to such vesting conditions based upon continued provision of services or attainment of goals subsequent to such grant of Restricted Shares as the Plan Committee, in its sole discretion, may deem appropriate.  In the event the Recipient does not satisfy such vesting conditions, the Company may require the Recipient, subject to the payment terms of Section 7(b), to forfeit such unvested Restricted Shares.  All vesting conditions imposed on the grant of Restricted Shares, including payment terms complying with Section 7(b), shall be set forth in either a written consulting agreement or a separate written restricted stock agreement, executed by the Company and the Recipient on or before the time of the grant of such Restricted Shares, stating the number of said Restricted Shares subject to such conditions and further specifying the vesting conditions.  If no vesting conditions are expressly provided in the underlying consulting agreement or in a separate restricted stock agreement, the Issued Shares shall not be deemed to be Restricted Shares, and will not be required to be forfeited.  Any grant of Restricted Shares shall be subject to the following limitations:

(i)

In no case shall such vesting conditions require continued provision of services or attainment of goals, as the case may be, subsequent to the grant of Restricted Shares, for a period of time which exceeds five (5) years from the date of grant, or on a cumulative incremental percentage basis which is less than twenty percent (20%) per year;

(ii)

In no case shall the Recipient be required to forfeit any vested Restricted Shares; and

(iii)

In the event of the forfeiture of any unvested Restricted Shares, the Company shall pay to the Recipient with respect to all of such unvested Restricted Shares an amount equal to the original purchase price, if any, paid by the Recipient for such unvested Restricted Shares.

(b)

Repurchase Price for Forfeited Restricted Shares.  In the event a Recipient does not satisfy applicable vesting conditions placed upon Restricted Shares, and the Company exercises its right to require the Recipient to forfeit such unvested Restricted Shares, the Company shall be required to pay the Recipient an amount not less than:

(i)

The higher of the original purchase price for such forfeited Restricted Shares or the Fair Market Value of such forfeited Restricted Shares on the date of the event triggering such repurchase rights; or

(ii)

The original purchase price for such vested Restricted Shares; provided, however, that the right to repurchase in favor of the Company must lapse at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the Restricted Shares.

The payments to be made by the Company to a Recipient for forfeited Restricted Shares pursuant to Subsection (ii) may only be in the form of cash or cancellation of purchase money indebtedness with respect to the purchase of said Restricted Shares by the Recipient, if any, and must be paid no later than ninety (90) days of the date of termination.

(c)

Restrictive Legend.  Until such time as all conditions placed upon Restricted Shares lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Restricted Shares which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate.  The conditions shall similarly apply to any new, additional or different securities the Recipient may become entitled to receive with respect to such Restricted Shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company.  The Plan Committee shall also have the right, should it elect to do so, to require the Recipient to deposit the share certificate for the Restricted Shares with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the conditions lapse.  The Company shall remove the legend with respect to any Restricted Shares which become vested.

(d)

Stockholder Rights.  The Recipient of Restricted Shares shall have all rights or privileges of a stockholder of the Company with respect to the Restricted Shares notwithstanding the terms of this Section 7 (with the exception of Subsection (e) hereof) and, as such, shall be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a stockholder with respect to the Restricted Shares.

(e)

Non-Assignability.  Except as expressly provided in the underlying consulting agreement or restricted stock agreement, unvested Restricted Shares may not be Disposed by the Recipient without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such purported Disposition shall be null and void ab initio and of no force and effect.

8.

REGISTRATION OF ISSUED SHARES.

(a)

Registration or Exemption from Registration.  Unless expressly stipulated in the underlying consulting agreement or separate option certificate or agreement, in no event shall the Company be required at any time to register the Issued Shares under the Securities Act (including, without limitation, as part of any primary or secondary offering, or pursuant to Form S-8) or to register or qualify the Issued Shares under the securities laws of any state or territory (including, without limitation, pursuant to Section 25110 of the California Securities Act).

In the event the Company is not required to register or qualify the Issued Shares, the Issued Shares shall be issued in reliance upon such exemptions from registration or qualification under federal and state securities laws, as the case may be, that the Company and its legal counsel, in their reasonable discretion, shall determine to be appropriate, including, without limitation:

(i)  In the case of federal securities laws, any of the following, if available: Section 3(b) of the Securities Act for Limited Offerings and Rules 504 and/or 505 of Regulation D promulgated thereto, and/or Section 4(2) of the Securities Act for private offerings and Rule 506 of Regulation D promulgated thereto, and

(ii)  In the case of California securities laws, Section 25102(f) of the California Securities Act of 1968, as amended, or, if the Recipient is then a resident of and/or domiciled within another state, the requirements of any applicable exemptions from registration or qualification afforded by the securities laws of such state.

If requested by the Company, the Recipient shall provide such further representations or documents as the Company or its legal counsel, in their reasonable discretion, deem necessary or advisable in order to effect compliance with the conditions of any and all of the aforesaid exemptions from federal or state registration or qualification which it is relying upon, or with all applicable rules and regulations of any applicable securities exchanges.  If required by the Company, the Recipient shall provide a letter from a purchaser representative with credentials reasonably acceptable to the Company to the effect that such purchaser representative has reviewed the Recipient's proposed investment in the Issued Shares and has determined that an investment in the Issued Shares: (A) is appropriate in light of the Recipient's financial circumstances, (B) that the purchaser representative and, if applicable, the Recipient, have such knowledge and experience in financial and business matters that the such persons are capable of evaluating the merits and risks of an investment in the Issued Shares, and (C) that the purchaser representative and, if applicable, the Recipient, have such business or financial experience to be reasonably assumed to have the capacity to protect the Recipient's interests in connection with the purchase of the Issued Shares.

In the event the Company is unable to obtain, without undue burden or expense, such consents or approvals that may be required from any applicable regulatory authority (or may be deemed reasonably necessary or advisable by legal counsel for the Company) with respect to the applicable exemptions from federal or state registration or qualification which the Company is reasonably relying upon, the Company shall have no obligation under this Agreement to issue or sell the Issued Shares until such time as such consents or approvals may be reasonably obtained without undue burden or expense, and the Company shall be relieved of all liability with respect to its inability to issue or sell the Issued Shares.

(b)

Legend.  In the event the Company delivers unregistered shares, the Company reserves the right to place a restricted legend on the share certificate or certificates to comply with the Securities Act and any state and territory securities laws or any exemption from registration or qualification thereunder which is being relied upon by the Company.

9.

ADJUSTMENTS.

(a)

Subdivision or Stock Dividend.  If outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool, and the Option Price of any outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool, and the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

(b)

Adjustment to Option Price.  When any adjustment is required to be made in the Option Price, the number of shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of shares determined by: (i) multiplying an amount equal to the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment by the Option Price in effect immediately prior to such adjustment, and then (ii) dividing that product by the Option Price in effect immediately after such adjustment.  Provided, however, no fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section 10 shall be eliminated from the Option.

(c)

Capital Reorganization or Reclassification; Consolidation or Merger.  In case of any capital reorganization or any reclassification of Common Stock (other than a recapitalization hereinabove described in Section 10(a), or the consolidation, merger, combination or exchange of shares with another entity, or the divisive reorganization of the Company, the Recipient shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the Company (or its successor{s}) receivable upon such event by a Recipient of the number of shares of Common Stock of the Company which such Option entitles the Recipient to purchase from the Company immediately prior to such event.  In every such case, the Company may appropriately adjust the number of shares of Common Stock in the Pool which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Committee.

(d)

Adjustments Determined in Sole Discretion of Board.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.

(e)

No Other Rights to Recipient.  Except as expressly provided in this Section 10, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the shares.  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

10.

PERFORMANCE ON BUSINESS DAY.

In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

11.

EMPLOYMENT STATUS.

In no event shall the granting of an Award be construed as granting a continued right of employment to a Recipient if such Person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such Person, at any time, with or without cause, except to the extent that such Person and the Company have agreed otherwise in writing.

12.

NON-LIABILITY FOR DEBTS.

No Options granted hereunder, or unvested Restricted Shares granted hereunder, or any part thereof, shall be liable for the debts, contracts, or engagements of a Recipient or such Recipient's successors in interest or shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

13.

AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

(a)

Amendment, Modification or Termination of Plan.  With the approval of the shareholders, the Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

(b)

Modification of Terms of Outstanding Options.  Subject to the terms and conditions and within the limitations of this Plan, the Plan Committee may modify, extend or renew outstanding Options granted under this Plan, including vesting conditions, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof (to the extent not theretofore exercised).  Notwithstanding the foregoing, however, no modification of any outstanding Option may, without the consent of the Recipient affected thereby, adversely alter or impair such Recipients rights under such Option.

(c)

Modification of Restricted Share Vesting Conditions.  Subject to the terms and conditions and within the limitations of this Plan, including vesting conditions, the Plan Committee may modify the conditions placed upon the grant of any Restricted Shares, provided, however, no modification of any conditions placed upon Restricted Shares may, without the consent of the Recipient thereof, adversely alter or impair such Recipient's rights with respect to such Restricted Shares.

(d)

Compliance with Laws.  The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the corresponding provisions of the Internal Revenue Code of 1986, as amended (Subchapter D of Title A, Chapter 1 of the Code {encompassing Sections 400 to 420 of the Code}).  Provided, however, no such modification may, without the consent of the holder thereof, adversely alter or impair his or her rights with respect to such Award Shares.

14.

WITHHOLDING TAXES.

As a condition of the grant of any Award and/or exercise of any Option, as the case may be, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements incident to such grant or exercise.  Provided, however, whenever the Company is delivering any shares of Common Stock the Company may, in its sole discretion, but without obligation to do so, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any withholding tax requirements incident to such issuance or transfer.  For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

* * * * *

ABLEAUCTIONS.COM, INC.

1963 Lougheed Highway, Coquitlam, British Columbia, Canada V3K 3T8 (604)-521-3369

IF YOU WOULD LIKE TO FAX YOUR VOTE, PLEASE FAX TO (604) 521-4911.

PROXY:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Ableauctions.com, Inc. (the “Company”) hereby appoints ABDUL LADHA and BARRETT SLEEMAN, and each of them, as the attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 6, 2004 at 11:00 a.m. at 1000 – 595 Burrard Street, Vancouver, British Columbia, Canada, V7X 1S8, and at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated below.

PROPOSAL 1 – Election of Directors:  (Check one only)

o FOR all four nominees listed below

o WITHHOLD AUTHORITY to vote for all four nominees for director listed below

o FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.  (Nominees: Abdul Ladha, Barrett Sleeman, Dr. David Vogt, Michael Boyling)

PROPOSAL 2 – The ratification of the selection of Cinnamon Jang Willoughby as independent auditor of the Company for the fiscal year ending December 31, 2004.

o FOR

o AGAINST

o ABSTAIN

PROPOSAL 3 – Approval of an increase in the authorized number of common shares from 62,500,000 to 100,000,000.

o FOR

o AGAINST

o ABSTAIN

PROPOSAL 4—Approval of the Ableauctions.com, Inc. 2002 Consultant Stock Plan.

o FOR

o AGAINST

o ABSTAIN

CONSENT TO RECEIVE FUTURE MATERIAL BY EMAIL OR ON A CD-ROM MAILED TO YOU

o YES

o NO

IF EMAIL, PROVIDE ADDRESS ________________________

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders(s).  If no direction is made, this proxy will be voted “FOR” the nominees of the Board of Directors in the election of directors, “FOR” the proposal to ratify the selection of Cinnamon Jang Willoughby as our independent auditor, “FOR” the approval to increase the authorized number of common shares and “FOR” approval of the Ableauctions.com, Inc. 2002 Consultant Stock Plan.  This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

Dated:

, 2004

(Stockholder’s Name and Signature)

Note:  Please mark, date and sign this proxy card and fax or return it in the enclosed envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.